                                  EXHIBIT 10.70

                     GUARANTOR PLEDGE AND SECURITY AGREEMENT

     THIS GUARANTOR PLEDGE AND SECURITY AGREEMENT (this "AGREEMENT"), is made as of July ___, 2002, by LAUGHLIN HOLDINGS LLC, a Delaware limited liability company, having its principal place of business at c/o Horizon Group Properties, Inc., 77 West Wacker Drive, Suite 4200, Chicago, Illinois 60601 (together with its successors and assigns, "PLEDGOR") for the benefit of UBS WARBURG REAL ESTATE INVESTMENTS INC., a Delaware corporation, having an address at 1285 Avenue of the Americas, 11th Floor, New York, New York 10019 (together with its successors and assigns, collectively, "LENDER").

                                    RECITALS

     A. Pledgor is the sole equity member in Laughlin Outlet Center LLC, a Delaware limited liability company (the "Company").

     B. Pledgor, Medford Holdings LLC ("Medford Holdings") and Warrenton Holdings LLC ("Warrenton Holdings"; and Warrenton Holdings, together with Medford Holdings, each an "Affiliate Pledgor" and collectively, the "Affiliate Pledgors") and Lender have entered into a Mezzanine Loan Agreement of even date herewith (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the "Mezzanine Loan Agreement"). Capitalized terms not otherwise defined herein shall have the meaning set forth in the Mezzanine Loan Agreement.

     C. Under the provisions of the Mezzanine Loan Agreement, Lender agreed, subject to the terms and conditions contained therein, to make a loan ("Laughlin Loan") to Pledgor as evidenced by that certain Promissory Note of even date herewith made by Pledgor to Lender in the original maximum principal amount of One Million Seven Hundred Fifty Thousand and No/100 Dollars ($1,750,000.00) (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the "Laughlin Note") and secured by a certain Pledge and Security Agreement dated of even date herewith made by Pledgor in favor of Lender (the "First Pledge").

     D. Simultaneously with the execution of this Agreement, Lender made the following additional loans to Medford Holdings and Warrenton Holdings:

     (a) MEDFORD. Lender made a loan in the principal amount of $1,000,000.00 (the "MEDFORD LOAN") to Medford Holdings, evidenced by a certain Promissory Note dated of even date herewith made by Medford Holdings to Lender (the "MEDFORD NOTE") and secured by a certain Pledge and Security Agreement dated of even date herewith made by Medford Holdings in favor of Lender (the "MEDFORD PLEDGE") and any and all of the Mezzanine Loan Documents executed in connection with the Medford Loan (collectively, the "MEDFORD LOAN DOCUMENTS").

     (b) WARRENTON. Lender made a loan in the principal amount of $750,000.00 (the "WARRENTON LOAN") to Warrenton Holdings, evidenced by a certain Promissory Note dated of even date herewith made by Warrenton Holdings to Lender (the "WARRENTON NOTE"; and the Warrenton Note, together with the Medford Note, each, an "AFFILIATE NOTE" and collectively, the "AFFILIATE NOTES") and secured by a certain Pledge and Security Agreement dated of even date herewith made by Warrenton Holdings in favor of Lender (the "WARRENTON PLEDGE"; and the Warrenton Pledge, together with the Medford Pledge, each an "AFFILIATE PLEDGE" and collectively, the "AFFILIATE PLEDGES") and any and all of the Loan Documents executed in connection with the Warrenton Loan (collectively, the "WARRENTON LOAN DOCUMENTS"; and the Warrenton Loan Documents, together with the Medford Loan Documents, collectively, the "AFFILIATE LOAN DOCUMENTS").

     E.   Each of Pledgor and Affiliate Pledgors are Affiliates.

     F. Lender has requested that Pledgor guaranty each Affiliate Pledgor's respective obligations under each of the Affiliate Notes and the Affiliate Loan Documents and the performance and observance of all of the provisions of the Affiliate Loan Documents (collectively, the "DEBT"), which guaranty shall be evidenced by the Guaranty contained in SECTION 10 herein and secured by, among other things, this Agreement (the "GUARANTY").

     G. Pledgor acknowledges that, by reason of the foregoing, it will receive substantial economic and other benefits from Lender making the Affiliate Loans to the Affiliate Pledgors, and acknowledges that without this Agreement and the Guaranty contained herein, Lender would be unwilling to make the Affiliate Loans to the Affiliate Pledgors.

     NOW THEREFORE, to secure that Pledgor shall pay when due and fully and promptly perform all of the indebtedness, obligations, covenants, agreements and liabilities of Pledgor for the benefit of Lender under this Agreement, including, without limitation, the Guaranty contained in SECTION 10 hereof, together with all interest and other charges thereon, whether direct or indirect, existing, future, contingent or otherwise, due or to become due under or arising out of or in connection with the Affiliate Notes, this Agreement or any of the Affiliate Loan Documents, any and all modifications, extensions and renewals of any of the foregoing; and any and all expenses and costs of collection or enforcement, including, without limitation, reasonable attorneys' fees incurred by Lender in the collection or enforcement of any of the foregoing, or in the exercise of any of the rights or remedies under this Agreement or applicable law, Pledgor agrees as follows:

          1. DEFINED TERMS. Unless otherwise provided herein, all capitalized terms used but not defined in this Agreement shall have the respective meanings ascribed thereto in the Mezzanine Loan Agreement and, for the purposes of this Agreement, the following capitalized terms shall have the following meanings:

               (a) "ASSIGNMENT OF INTEREST" shall have the meaning ascribed thereto in SECTION 2 hereof.

               (b) "CHARTER DOCUMENTS" shall mean the agreements and instruments listed on EXHIBIT A hereto, as each of the same may hereafter be amended, restated, replaced, supplemented or otherwise modified from time to time.

               (c)  "COLLATERAL" shall have the meaning ascribed thereto in
SECTION 2 hereof.

               (d) "OBLIGATIONS" shall mean all of the obligations of (i) Pledgor under the Guaranty and this Agreement and (ii) Affiliate Pledgors under the Affiliate Notes, the other Affiliate Loan Documents and the Mezzanine Loan Agreement.

               (e) "OTHER COLLATERAL" shall have the meaning ascribed thereto in SECTION 4.7 hereof.

               (f) "OTHER SECURITY DOCUMENTS" shall have the meaning ascribed thereto in SECTION 4.7 hereof.

               (g) "PLEDGED INTERESTS" shall have the meaning ascribed thereto in SECTION 2 hereof.

               (h) "UNIFORM COMMERCIAL CODE" shall mean the Uniform Commercial Code as in effect from time to time in the state of New York.

          2.   PLEDGE AND DELIVERY OF COLLATERAL.

               (a) THE PLEDGE. As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Obligations, Pledgor hereby pledges and grants to Lender as hereinafter provided, a second priority security interest in all of Pledgor's right, title and interest in the following property, whether now owned by Pledgor or hereafter acquired and whether now existing or hereafter coming into existence (all being collectively referred to herein as "COLLATERAL"):

                    (i) its ownership, partnership or membership interests in the Company held by Pledgor, together with the certificates (if any) evidencing the same (the "PLEDGED INTERESTS");

                    (ii) all ownership interests, membership interests, shares, securities, moneys, instruments or property representing a dividend, a distribution or return of capital upon or in respect of the Pledged Interests, or otherwise received in exchange therefor, and any warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Interests;

                    (iii) all rights of Pledgor under the Charter Documents or any other agreement or instrument relating to the Pledged Interests, including, without limitation, (i) all rights of Pledgor to receive moneys or distributions with respect to the Pledged Interests due and to become due under or pursuant to the Charter Documents, (ii) all rights of Pledgor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Pledged Interests, (iii) all claims of

Pledgor for damages arising out of or for breach of or default under a Charter Document, and (iv) any right of Pledgor to perform thereunder and to compel performance and otherwise exercise all rights and remedies thereunder; and

                    (iv) all proceeds of and to any of the property of Pledgor described in clauses (i) through (iii) above and, to the extent related to any property described in said clauses or such proceeds, all books, correspondence, credit files, records, invoices and other papers.

               (b) DELIVERY OF THE COLLATERAL. All certificates or instruments, if any, representing or evidencing the Collateral shall be delivered to and held by or on behalf of Lender pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer, stock powers endorsed by Pledgor in blank, or assignments in blank, all in form and substance satisfactory to Lender. Upon the occurrence and during the continuance of an Event of Default, Lender shall have the right, at any time, in its discretion upon notice to Pledgor, to transfer to or to register in the name of Lender or its nominee any or all of the Collateral. Prior to or concurrently with the execution and delivery of this Agreement, Pledgor shall deliver to Lender an assignment of membership interest endorsed by Pledgor in blank (an "ASSIGNMENT OF INTEREST"), in the form set forth on EXHIBIT B hereto, for the Laughlin Owner for the Pledged Interests, transferring all of such Pledged Interests in blank, duly executed by Pledgor and undated. Lender shall have the right, at any time in its discretion upon the occurrence and during the continuance of an Event of Default and without notice to Pledgor, to transfer to, and to designate on such Pledgor's Assignment of Interest, any Person to whom the Pledged Interests are sold in accordance with the provisions hereof. In addition, Lender shall have the right at any time to exchange any Assignment of Interest representing or evidencing the Pledged Interests or any portion thereof for one or more additional or substitute Assignments of Interest representing or evidencing smaller or larger percentages of the Pledged Interests represented or evidenced thereby, subject to the terms thereof.

               (c) OBLIGATIONS UNCONDITIONAL. The obligations of Pledgor hereunder are absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of the Mezzanine Loan Agreement, the Guaranty, the Affiliate Notes, any other Affiliate Loan Documents, or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any guarantee of or security for any of the Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or Pledgor, it being the intent of this SECTION 2(c) that the obligations of Pledgor hereunder shall be absolute and unconditional under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not affect the liability of Pledgor hereunder:

                    (i) at any time or from time to time, without notice to Pledgor, the time for any performance of or compliance with any of the Obligations shall be extended, or such performance or compliance shall be waived;

                    (ii) any of the acts mentioned in any of the provisions of the

Mezzanine Loan Agreement, the Guaranty, the Affiliate Notes, any other Affiliate Loan Documents, or any other agreement or instrument referred to herein or therein shall be done or omitted;

                    (iii) the maturity of any of the Obligations shall be accelerated, or any of the Obligations shall be modified, supplemented or amended in any respect, or any right under the Mezzanine Loan Agreement, the Guaranty, the Affiliate Notes, any other Affiliate Loan Documents, or any other agreement or instrument referred to herein or therein shall be waived or any other guarantee of any of the Obligations or any security or collateral therefor shall be terminated, released or exchanged in whole or in part or otherwise dealt with; or

                    (iv) any lien or security interest granted to, or in favor of Lender as security for any of the Obligations shall fail to be perfected or shall be released.

          3. REINSTATEMENT. The obligations of Pledgor under this Agreement shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of Pledgor in respect of the Obligations is rescinded or must be otherwise restored by any holder of any of the Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise and Pledgor agree that they will indemnify Lender on demand for all reasonable costs and expenses (including, without limitation, fees of counsel) incurred by Lender in connection with such rescission or restoration.

          4. REPRESENTATIONS, WARRANTIES OF PLEDGOR. Pledgor represents, warrants and covenants that:

               (a) EXISTENCE. Pledgor: (a) is a limited liability company duly organized and validly existing under the laws of Delaware; (b) has all requisite power, and has all governmental licenses, authorizations, consents and approvals necessary, to own its assets and carry on its business as now being or as proposed to be conducted; and (c) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary.

               (b) LITIGATION. Except as disclosed to Lender in writing prior to the date of this Agreement, there are no legal or arbitral proceedings or any proceedings by or before any Governmental Authority or agency, now pending or (to the knowledge of Pledgor) threatened against Pledgor, the Collateral and/or the Company.

               (c) NO BREACH. None of the execution and delivery of this Pledge or any other Mezzanine Loan Document (including, without limitation, the Affiliate Loan Documents) to which Pledgor is a party, the consummation of the transactions herein or therein contemplated and compliance with the terms and provisions hereof or thereof will conflict with or result in a breach of, or require any consent (except such consents as have been obtained) under the organizational documents of Pledgor or the Company, or any applicable law or regulation, or any order, writ, injunction or decree of any court or Governmental Authority, or any agreement or instrument to which Pledgor is a party or by which it is bound or to which it is subject, or constitute a default under any such agreement or instrument, or (except for the lien arising pursuant to this Agreement) result in the creation or imposition of any lien upon any of the revenues or assets of Pledgor pursuant to the terms of any such agreement or instrument.

               (d) NECESSARY ACTION. Pledgor has all necessary power and authority to execute, deliver and perform its obligations under this Agreement; the execution, delivery and performance by Pledgor of this Agreement has been duly authorized by all necessary action on its part; and this Agreement has been duly and validly executed and delivered by Pledgor and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, subject to bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights in general and to general principles of equity.

               (e) APPROVALS. No authorizations, approvals and consents of, and no filings and registrations with, any governmental or regulatory authority or agency are necessary for (a) the execution, delivery or performance by Pledgor of this Agreement or for the validity or enforceability thereof; (b) the grant by Pledgor of the assignments and security interests granted hereby, or the pledge by Pledgor of the Collateral pursuant hereto; (c) the perfection or maintenance of the pledge, assignment and security interest created hereby (including the first priority nature of such pledge, assignment and security interest) except for the filing of financing statements under the Uniform Commercial Code; or (d) the exercise by Lender of all rights and remedies in respect of the Collateral pursuant to this Agreement.

               (f) OWNERSHIP. Pledgor owns a 100% interest in the Company. Pledgor has good and indefeasible title to, the Collateral, free and clear of all pledges, liens, mortgages, hypothecations, security interests, charges, options or other encumbrances whatsoever, except the lien and security interest created by this Agreement. The Pledged Interests are not and will not be subject to any contractual restriction upon the transfer thereof (except for any such restrictions contained herein).

               (g) PRINCIPAL PLACE OF BUSINESS AND STATE OF ORGANIZATION. Pledgor will not change Pledgor's principal place of business or state of organization unless Pledgor has previously notified Lender thereof and taken such action as is necessary or reasonably requested by Lender to cause the security interest of Lender in the Collateral to continue to be perfected.

               (h) VALID SECURITY INTEREST. This Agreement creates a valid security interest in the Collateral, securing the payment of the Obligations, and upon the filing in the appropriate filing offices of the financing statements to be delivered pursuant to this Agreement, such security interests will be perfected, first priority security interests, and all filings and other actions necessary to perfect such security interests will have been duly taken.

          5.   COVENANTS OF PLEDGOR.

               (a) NO TRANSFER. Unless expressly permitted under the Mezzanine Loan Agreement, Pledgor will not sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, nor will it create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any Collateral, or any interest therein, or any proceeds thereof, except for the lien and security interest provided for by this Agreement.

               (b) NO WAIVER, AMENDMENT, ETC. Pledgor shall not directly or indirectly, without the prior written consent of Lender, attempt to waive, alter, amend, modify, supplement or change in any way, or release, subordinate, terminate or cancel in whole or in part, or give any consent under, any of the instruments, documents, policies or agreements constituting the Collateral or any of the rights or interests of Pledgor as party, holder, mortgagee or beneficiary thereunder. Pledgor agrees that all rights to do any and all of the foregoing have been assigned to Lender, but Pledgor agrees that, upon request from Lender from time to time, Pledgor shall do any of the foregoing or shall join Lender in doing so or shall confirm the right of Lender to do so and shall execute such instruments and undertake such actions as Lender may reasonably request in connection therewith.

               (c) SETTLEMENT AND RELEASE. Pledgor shall not make any election, compromise, adjustment or settlement in respect of any of the Collateral.

               (d) PRESERVATION OF COLLATERAL. Lender may, in its discretion, for the account and expense of Pledgor pay any amount or do any act required of Pledgor hereunder or requested by Lender to preserve, protect, maintain or enforce the Obligations, the Collateral or the security interests granted herein, provided Pledgor has failed to pay such amount or take such action within ten (10) days after written demand by Lender. Any such payment shall be deemed an advance by Lender to Pledgor and shall be payable by such Pledgor within ten (10) days after written demand together with interest thereon at the Default Rate from the date expended by Lender until paid.

               (e) WARRANTY OF TITLE. Pledgor shall warrant and defend the right, title and interest of Lender in and to the Collateral and the proceeds thereof against the claims and demands of all persons whomsoever.

               (f) FILES AND RECORDS. Pledgor shall maintain, at their principal office, and, upon request, make available to Lender the originals, or copies in any case where the originals have been delivered to Lender of the instruments, documents, policies and agreements constituting the Collateral (to the extent not held by Lender) and related documents and instruments, and all files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records and other information and data relating to the Collateral.

               (g) LITIGATION. Pledgor shall promptly give to Lender notice of all pending legal or arbitration proceedings, and of all proceedings pending by or before any governmental or regulatory authority or agency, affecting Pledgor or any Owner.

               (h) EXISTENCE, ETC. Pledgor shall and shall cause the Laughlin Owner to preserve and maintain its existence and all of its material rights, privileges and franchises. Pledgor shall comply and cause the Laughlin Owner to comply with the requirements of all applicable laws, rules, regulations and orders of governmental or regulatory authorities; and pay and discharge or cause the Laughlin Owner to pay or discharge all taxes, assessments and governmental charges or levies imposed on them or on their income or profits or on any of their property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings.

               (i)  CHARTER DOCUMENTS. Pledgor shall, at its expense:

                    (i) perform and observe all the terms and provisions of the Charter Documents to be performed or observed by it, maintain the Charter Documents in full force and effect, enforce the Charter Documents in accordance with their respective terms, and to take all such action to such end as may be from time to time reasonably requested by Lender; and

                    (ii) furnish to Lender promptly upon receipt thereof copies of all notices, requests and other documents received by Pledgor under or pursuant to the Charter Documents, and from time to time furnish to Lender such information and reports regarding the Collateral as Lender may reasonably request.

               (j) FINANCING STATEMENTS. Pledgor hereby (a) authorizes Lender to execute and file at any time or times, one or more UCC-1 financing statements covering the Collateral and UCC assignment financing statements assigning the UCC-1 financing statements which constitute part of the Collateral; and (b) appoint Lender as their agent and attorney-in-fact to execute in the name of Pledgor any UCC financing statement or amendment, or collateral assignment of any instrument, document, policy or agreement constituting the Collateral or other instrument or filing or recordation to perfect or continue the perfection of the security interest so long as any Obligation remains unpaid.

          6. FURTHER ASSURANCES; REMEDIES. In furtherance of the grant of the pledge and security interest pursuant to SECTION 2 hereof, Pledgor hereby agrees with Lender as follows:

               (a)  DELIVERY AND OTHER PERFECTION. Pledgor shall:

                    (i) f any of the above-described Collateral required to be pledged by Pledgor under SECTION 2(a) hereof are received by Pledgor, forthwith either (x) transfer and deliver to Lender such Collateral so received by Pledgor (together with the certificates (if any) for any such Collateral, including assignments duly endorsed in blank and accompanied in the case of shares by undated stock powers duly executed in blank) all of which thereafter shall be held by Lender, pursuant to the terms of this Agreement, as part of the Collateral or (y) take such other action as Lender shall deem reasonably necessary or appropriate to duly record the lien created hereunder in such Collateral referred to in said SECTION 2(a);

                    (ii) give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary or desirable (in the reasonable judgment of Lender) to create, preserve, perfect or validate the security interest granted pursuant hereto or to enable Lender to exercise and enforce its rights hereunder with respect to such pledge and security interest, including, without limitation, causing any or all of the Collateral to be transferred of record into the name of Lender or its nominee (and Lender agrees that if any Collateral is transferred into its name or the name of its nominee, Lender will thereafter promptly give to Pledgor copies of any notices and communications received by it with respect to the Collateral); and

                    (iii) permit representatives of Lender, upon reasonable notice, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to the Collateral, and permit representatives of Lender to be present at Pledgor's place of business to receive copies of all communications and remittances relating to the Collateral, and forward copies of any notices or communications received by Pledgor with respect to the Collateral, all in such manner as Lender may reasonably require.

               (b) PRESERVATION OF RIGHTS. Except in accordance with applicable law, Lender shall not be required to take steps necessary to preserve any rights against prior parties to any of the Collateral.

               (c)  PLEDGED COLLATERAL.

                    (i) Pledgor shall not and shall not have the right to directly or indirectly, without the prior written consent of Lender, attempt to waive, alter, amend, modify, supplement or change in any way, or release, subordinate, terminate or cancel in whole or in part, or give any consent under, any of the instruments, documents, policies or agreements constituting the Collateral or exercise any of the rights, options or interests of Pledgor as party, holder, mortgagee or beneficiary thereunder except as otherwise expressly permitted under the Mezzanine Loan Agreement. Pledgor agrees that all rights to do any and all of the foregoing have been assigned to and may be exercised by Lender but Pledgor agrees that, upon request from Lender from time to time, Pledgor shall do any of the foregoing or shall join Lender in doing so or shall confirm the right of Lender to do so and shall execute such instruments and undertake such actions as Lender may request in connection therewith. Pledgor shall not make any election, compromise, adjustment or settlement in respect of any of the Collateral. Notwithstanding anything herein to the contrary, so long as no Event of Default shall have occurred and be continuing, Pledgor shall have the right to exercise all of Pledgor's rights under the Charter Documents to which it is a party for all purposes not inconsistent with any of the terms of this Agreement, the Mezzanine Loan Agreement or any other Mezzanine Loan Document (including, without limitation, the Affiliate Loan Documents) or any other instrument or agreement referred to herein or therein, provided that Pledgor agrees that it will not take any action in any manner that is inconsistent with the terms of this Agreement, the Mezzanine Loan Agreement or any other Mezzanine Loan Document (including, without limitation, the Affiliate Loan Documents) or any such other instrument or agreement. Lender shall execute and deliver to Pledgor or cause to be executed and delivered to Pledgor all such proxies, powers of attorney, distribution and other orders, and all such instruments, without representation, recourse or warranty, as Pledgor may reasonably request for the purpose of enabling Pledgor to exercise the rights and powers which it is entitled to exercise pursuant to this SECTION 6(c).

                    (ii) Anything to the contrary notwithstanding, (i) Pledgor shall remain liable under the Charter Documents to perform all of their duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by Lender of any of the rights hereunder shall not release Pledgor from any of their duties or obligations under the

Charter Documents, and (iii) Lender shall have no obligation or liability under the Charter Documents by reason of this Agreement, nor shall Lender be obligated to perform any of the obligations or duties of Pledgor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

               (d) EVENTS OF DEFAULT, ETC. During the period during which an Event of Default shall have occurred and be continuing:

                    (i) Lender shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if Lender were the sole and absolute owner thereof (and Pledgor agrees to take all such action as may be appropriate to give effect to such right);

                    (ii) Lender in its discretion may, in its name or in the name of Pledgor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so;

                    (iii) Lender may, at its option, apply all or any part of the Collateral to the Obligations in such order and priority as shall be selected by Lender;

                    (iv) Lender may, upon ten (10) days' prior written notice to Pledgor of the time and place, with respect to the Collateral or any part thereof which shall then be or shall thereafter come into the possession, custody or control of Lender or any of its agents, sell, assign or otherwise dispose of all or any part of such Collateral, at such place or places as Lender deems best, and for cash or on credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of time or place thereof (except such notice as is required above or by applicable statute and cannot be waived) and Lender or anyone else may be the purchaser, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale), and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of Pledgor, any such demand, notice or right and equity being hereby expressly waived and released. Unless prohibited by applicable law, Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned;

                    (v) Lender may exercise all membership rights, powers and privileges to the same extent as Pledgor is entitled to exercise such rights, powers and privileges;

                    (vi) Lender may accelerate the indebtedness secured hereby;

                    (vii) Lender may, in connection with a sale of the Pledged Interests, cause each purchaser of all or any part of any Pledged Interests to be admitted as a new member or owner of the Company to the extent of such Pledged Interests, and cause Pledgor to withdraw as a member or owner of such Company to the extent such Pledged Interests are sold, and complete by inserting the Effective Date (as defined therein) and the name of the assignee thereunder and deliver to such assignee each Assignment of Interest executed and delivered by Pledgor and, if appropriate, cause one or more amended or restated certificates of limited partnership, certificates of limited liability company or articles of incorporation to be filed with respect to the Company;

                    (viii) Lender may exercise any and all rights and remedies of Pledgor under or in connection with the Charter Documents or otherwise in respect of the Collateral, including, without limitation, any and all rights of Pledgor to demand or otherwise require payment of any amount under, or performance of any provisions of, the Charter Documents; and

                    (ix) all payments received, directly or indirectly, by Pledgor under or in connection with the Charter Documents or otherwise in respect of the Collateral shall be received in trust for the benefit of Lender, shall be segregated from other funds of Pledgor and shall be forthwith paid over to Lender in the same form as so received (with any necessary endorsement).

The proceeds of each collection, sale or other disposition under this SECTION 6(d) shall be applied by Lender to the Obligations pursuant to SECTION 6(f) hereof.

Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, Lender may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to Lender than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Lender shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the issuer thereof to register it for public sale.

               (e) PRIVATE SALE. Lender shall not incur any liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to SECTION 6(d) hereof conducted in a commercially reasonable manner. Pledgor hereby waives any claims against Lender arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if Lender accepts the first offer received and does not offer the Collateral to more than one offeree.

               (f) APPLICATION OF PROCEEDS. Except as otherwise herein expressly provided, the proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto, and any other cash at the time held by Lender under this SECTION 6, shall be applied by Lender:

                    FIRST, to the payment of the costs and expenses of such
               collection, sale or other realization, including reasonable out-of-pocket costs and expenses of Lender and the fees and expenses of their respective agents and counsel, and all expenses, and advances made or incurred by Lender in connection therewith;

                    NEXT, to the payment in full of the Obligations; and

                    FINALLY, to the payment to Pledgor, or its successors or
               assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

As used in this SECTION 6, "PROCEEDS" of Collateral shall mean cash, securities and other property realized in respect of, and distributions in kind of, Collateral, including any thereof received under any reorganization, liquidation or adjustment of debt of Pledgor or any issuer of or obligor on any of the Collateral.

               (g) ATTORNEY-IN-FACT. Without limiting any rights or powers granted by this Agreement to Lender while no Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Event of Default Lender is hereby appointed the attorney-in-fact of Pledgor for the purpose of carrying out the provisions of this SECTION 6 and taking any action and executing any instruments which Lender may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as Lender shall be entitled under this SECTION 6 to make collections in respect of the Collateral, Lender shall have the right and power to receive, endorse and collect all checks made payable to the order of Pledgor representing any payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

               (h) ENFORCEMENT EXPENSES. Pledgor agrees to pay to Lender all out-of-pocket expenses (including reasonable expenses for legal services of every kind) of, or incident to, the enforcement of any of the provisions of this
SECTION 6, or performance by Lender of any obligations of Pledgor in respect of the Collateral which Pledgor has failed or refused to perform, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Collateral, and for the care of the Collateral and defending or asserting rights and claims of Lender in respect thereof, by litigation or otherwise and all such expenses shall be Obligations to Lender secured under SECTION 2 hereof.

          7. TERMINATION. Upon the payment and performance in full of all Obligations, this Agreement shall terminate and Lender shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect thereof, to or on the order of Pledgor.

          8.   MISCELLANEOUS.

               (a) NO WAIVER. No failure on the part of Lender or any of its agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by Lender or any of its agents of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided herein are cumulative and are not exclusive of any remedies provided by law.

               (b)  GOVERNING LAW.

                    (i) THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY PLEDGOR AND ACCEPTED BY LENDER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE AFFILIATE NOTES SECURED HEREBY WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, PLEDGOR HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT OR THE OTHER MEZZANINE LOAN DOCUMENTS (INCLUDING, WITHOUT LIMITATION, THE AFFILIATE LOAN DOCUMENTS), AND THIS AGREEMENT AND THE OTHER MEZZANINE LOAN DOCUMENTS (INCLUDING, WITHOUT LIMITATION, THE AFFILIATE LOAN DOCUMENTS) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

                    (ii) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR PLEDGOR ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY AT LENDER'S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND PLEDGOR WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND PLEDGOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. PLEDGOR DOES HEREBY DESIGNATE AND APPOINT:

               SCHIFF HARDIN & WAITE

               150  EAST 52ND STREET, SUITE 2700
               NEW YORK, NEW  YORK 10022
               ATTENTION: DAVID A. GROSSBERG, ESQ. (CHICAGO OFFICE)

AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO PLEDGOR IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON PLEDGOR IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. PLEDGOR (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

               (c) NOTICES. All notices, consents, approvals and requests required or permitted hereunder shall be given in the manner and to the addresses set forth in the Mezzanine Loan Agreement.

               (d) WAIVERS, ETC. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by Pledgor and Lender. Any such amendment or waiver shall be binding upon Lender and Pledgor.

               (e) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the successors and assigns of Pledgor and inure to the benefit of the successors and assigns of Lender (PROVIDED, HOWEVER, that Pledgor shall not assign or transfer its rights hereunder without the prior written consent of Lender). Without limiting the foregoing, Lender may at any time and from time to time without the consent of Pledgor, assign or otherwise transfer all or any portion of its rights and remedies under this Agreement to any other person or entity, either separately or together with other property of Pledgor for such purposes in connection with a transfer of Lender's interest in the other Mezzanine Loan Documents (including, without limitation, the Affiliate Loan Documents) and on such terms as Lender shall elect, and such other person or entity shall thereupon become vested with all of the rights and obligations in respect thereof granted to Lender herein or otherwise. Without limiting the foregoing, in connection with any assignment of the Loan, Lender may assign or otherwise transfer all of its rights and remedies under this Agreement to the assignee and such assignee shall thereupon become vested with all of the rights and obligations in respect thereof granted to Lender herein or otherwise. Each representation and agreement made by Pledgor in this Agreement shall be deemed to run to, and each reference in this Agreement to Lender shall be deemed to refer to, Lender and each of its successors and assigns.

               (f)  EXPENSES, INDEMNIFICATION.

                    (i) Pledgor agrees to pay or reimburse Lender for paying: (1) all reasonable out-of-pocket expenses of Lender (including, without limitation, the reasonable fees and expenses of counsel to Lender), in connection with (A) the negotiation, preparation, execution and delivery of this Agreement and (B) any amendment, modification or waiver of any of the terms of this Agreement requested or initiated by Pledgor; (2) all costs and expenses of Lender (including reasonable counsel's fees) in connection with any Event of Default and any enforcement or collection proceedings resulting therefrom; and
(3) all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of this Agreement, or any other document referred to herein and all costs, expenses, taxes, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any security interest contemplated by this Agreement or any document referred to herein.

                    (ii) Pledgor hereby agrees to indemnify Lender and its directors, officers, employees and agents from, and hold each of them harmless against, any and all losses, liabilities, claims, damages or expenses incurred by any of them arising out of or by reason of any claim of any Person (1) relating to or arising out of the acts or omissions of Pledgor under this Agreement or the Charter Documents (but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified), or (2) resulting from the ownership of or lien on any Collateral, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation or litigation or other proceedings (but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified).

               (g) NO LIABILITY ON PART OF LENDER. Lender, by its acceptance of this Agreement, the Collateral and any payments on account thereof, shall not be deemed to have assumed or to have become liable for any of the obligations or liabilities of Pledgor. Lender shall have no duty to collect any sums due in respect of any of the Collateral in its possession or control, or to enforce, protect or preserve any rights pertaining thereto, and Lender shall not be liable for failure to collect or realize upon the Collateral, or any part thereof, or for any delay in so doing, nor shall Lender be under any obligation to take any action whatsoever with regard thereto. Lender shall, if requested by the payor of any revenue payment, give receipts for any payments received by Lender on account of the Collateral.

               (h) FURTHER ASSURANCES. Pledgor agrees that, from time to time upon the written request of Lender, Pledgor will execute and deliver such further documents and do such other acts and things as Lender may reasonably request in order fully to effect the purposes of this Agreement and the Guaranty contained herein.

               (i) DELAY NOT A WAIVER. Neither any failure nor any delay on the part of Lender in insisting upon strict performance of any term, condition, covenant or agreement, or exercising any right, power, remedy or privilege hereunder, shall operate as or constitute a waiver thereof, nor shall a single or partial exercise thereof preclude any other future exercise, or the exercise of any other right, power, remedy or privilege.

               (j) COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

               (k) SEVERABILITY. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of Lender in order to carry out the intentions of the parties hereto as nearly as may be possible and
(ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

               (l) LIMITATION OF LIABILITY. The liability of Pledgor hereunder shall be subject to the provisions of SECTION 11.22 of the Mezzanine Loan Agreement.

          9. SUBORDINATION TO FIRST PLEDGE. This Agreement is, to the extent set forth herein, subject and subordinate to the First Pledge securing the Laughlin Note. The present beneficiary of the First Pledge is Lender. To the extent that the claims of the present or any future beneficiary of the First Pledge are legally prior in right to the rights of Lender hereunder, the rights of Lender hereunder are subject and subordinate to the rights of such beneficiary or beneficiaries of the First Pledge. Pledgor further agrees that the First Pledge will not be amended, extended, increased, readvanced or refinanced without the prior written consent of Lender and will continue to be paid in accordance with the terms set forth in the copy of the First Pledge which was furnished to Lender immediately prior to the execution of this Agreement.

          10.  GUARANTY.

          (a) UNCONDITIONAL GUARANTY. Pledgor unconditionally guarantees (i) payment and performance of the Obligations, (ii) payment of any additional amounts advanced by Lender pursuant to the provisions of this Agreement, together with interest thereon at the rate provided therein, (iii) payment of all expenses incurred by Lender and, to the extent reasonable, its counsel, in connection with the administration or enforcement of each of the Affiliate Loans, and (iv) any and all costs (including reasonable attorneys' fees) incurred in enforcing the guaranty of the Obligations of Pledgor hereunder.

          (b) JOINT AND SEVERAL OBLIGATIONS. Pledgor's obligations hereunder are joint and several with any other guarantor now or hereafter guaranteeing the Obligations under the documents evidencing and/or securing each of the Affiliate Loans and are independent of the obligations of each Affiliate Pledgor under the documents evidencing and/or securing each of the Affiliate Loans. A separate action or actions may be brought and prosecuted against Pledgor, whether or not action is brought against each Affiliate Pledgor under each of the Affiliate Notes, respectively, or any other guarantor or whether or not the Pledgor thereunder or any other guarantor are joined in such action or actions.

          (c) NOT A COLLECTION GUARANTY. This Guaranty is a guaranty of payment and not of collection. Pledgor waives any right to require Lender at any time to
(a) proceed against each Affiliate Pledgor or any other guarantors under each of the Affiliate Loans, (b) proceed against or exhaust any security held from each of the Affiliate Pledgors under the Affiliate Loans, or (c) pursue any other remedy in Lender's power whatsoever.

          (d) CHANGE IN TERMS OF LOAN. Pledgor authorizes Lender, without notice or demand and without affecting Pledgor's liability hereunder, from time to time to renew, compromise, extend, accelerate or otherwise change the time for payment or the terms of each of the Affiliate Loans or any part thereof, including an increase or decrease of the rate of interest thereon.

          (e)  CONSENT TO RELEASES. Pledgor consents, without notice to Pledgor,
(i) to the release of all or any part of the security for each of the Affiliate Loans, (ii) to the release of any party liable for each of the Affiliate Loans, and (iii) to the release of any other guarantor from the obligations, or portions thereof, guaranteed hereby.

          (f) BANKRUPTCY OF AN AFFILIATE PLEDGOR. Neither Pledgor's obligation to make payment in accordance with the terms of this guaranty nor any remedy for the enforcement hereof shall be impaired, modified, changed, released or limited in any manner whatsoever by the bankruptcy of an Affiliate Pledgor under each of the Affiliate Loans or by any impairment, modification, change, release or limitation of (i) the liability of an Affiliate Pledgor, any party assuming the obligations of such Pledgor under each of the Affiliate Loans, or such Pledgor's estate in bankruptcy, or (ii) any remedy for the enforcement of each of the Affiliate Loans, either of which result from the operation of any present or future provision of the Bankruptcy Reform Act of 1978 or other statute, or from the decision of any court.

          (g) VALID AND BINDING GUARANTY. Pledgor's execution, delivery, observance and performance of this guaranty do not and will not conflict with or result in a breach of the terms or provisions of any existing rule, regulation or order of any court or governmental body or of any indenture, agreement or instrument to which Pledgor is a party, or by which Pledgor is bound, or to which Pledgor is subject, or constitute a default thereunder. This guaranty has been duly executed and delivered by Pledgor and constitutes a valid and binding guaranty enforceable in accordance with its terms.

          (h) WAIVER OF PLEDGOR'S DEFENSES. Pledgor waives any defense arising by reason of any disability or other defense whatsoever of the liability of an Affiliate Pledgor under each of the Affiliate Loans. Until all indebtedness of each of the Affiliate Pledgors under each of the Affiliate Loans to Lender shall have been paid in full, even though such indebtedness is in excess of Pledgor's liability hereunder, Pledgor waives (a) any right of subrogation, (b) any right to enforce any remedy which Lender now has or may hereafter have against any Affiliate Pledgor under each of the Affiliate Loans, and (c) any benefit of, and any right to participate in, any security now or hereafter held by Lender. Pledgor also waives and renounces any and all homestead exemption rights against the obligations hereunder and also waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this guaranty.

          (i) SUBORDINATION OF EACH AFFILIATE PLEDGOR'S INDEBTEDNESS. Any indebtedness of each of the Affiliate Pledgors now or hereafter owed to or held by Pledgor is hereby subordinated to the indebtedness of such Affiliate Pledgor to Lender. Such indebtedness of each of the Affiliate Pledgors under each of the Affiliate Loans, respectively, to Pledgor shall, if Lender so requests, be collected, enforced and received by Pledgor as trustee for Lender and be paid over to Lender on account of the indebtedness of such Affiliate Pledgor to Lender, but without reducing or affecting in any manner the liability of Pledgor under the other provisions of this guaranty.

          (j) ACCELERATION UPON EVENT OF DEFAULT. At the option of Lender and with or without demand or notice, all or any part of Pledgor's Obligations hereunder shall become due and payable immediately upon the occurrence and during the continuance of an Event of Default, as such term is defined in this Pledge or any of the Affiliate Loan Documents.

          (k) LENDER'S RIGHT TO ASSIGN. Lender may, without notice whatsoever to anyone, sell, assign or transfer all of any Pledgor's or any Affiliate Pledgor's indebtedness, obligations and liabilities or any part thereof. In such event, each and every successive assignee, transferee or Lender of all or any part of said indebtedness, obligation and liability shall have the right to enforce this guaranty by suit or otherwise for the benefit of such assignee, transferee or Lender as fully as if such assignee, transferee or Lender were herein by name specifically given such rights, powers, and benefits; provided, however, that Lender, shall have an unimpaired right to enforce this guaranty for its benefit as to so much of said indebtedness, obligations and liabilities that it has not sold, assigned or transferred.

          (l) LIABILITY OF PLEDGOR. Pledgor's liability under this Agreement, including this SECTION 10, shall be non-recourse.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, Pledgor has caused this Agreement to be duly executed as of the day and year first above written.

                                             LAUGHLIN HOLDINGS LLC, a Delaware
                                              limited liability company


                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                    EXHIBIT A

                                CHARTER DOCUMENTS

1.   Certificate of Formation filed on July 5, 2002.

2.   Limited Liability Company Agreement dated as of July 5, 2002.

                                    EXHIBIT B

                    FORM OF ASSIGNMENT OF MEMBERSHIP INTEREST

          ASSIGNMENT OF MEMBERSHIP INTEREST (this "ASSIGNMENT") dated as of __________, made by LAUGHLIN HOLDINGS LLC, a Delaware limited liability company (together with its successors and assigns, the "ASSIGNOR") to _____________________ (the "ASSIGNEE").

                                    RECITALS

          The undersigned has entered into the Guarantor Pledge and Security Agreement dated as of July ___, 2002 (such Agreement, as it may be amended or otherwise modified from time to time, the "PLEDGE AGREEMENT") with UBS WARBURG REAL ESTATE INVESTMENTS INC., a Delaware corporation (together with its successors and assigns, the "LENDER"). Unless otherwise noted, terms defined in the Pledge Agreement are used herein as defined therein.

          The Assignor is the sole equity member of Laughlin Outlet Center LLC (the "COMPANY") existing under and evidenced by the Limited Liability Company Agreement of the Company dated as of July 5, 2002 (such agreement, as it may be amended, supplemented or otherwise modified from time to time, the "OPERATING AGREEMENT"). Under the Operating Agreement, the Assignor has certain rights, title and interest in and to the Company and the property and assets of the Company (collectively, the "INTEREST").

          Lender has required that the Assignor shall have executed and delivered this Assignment.

          NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

     SECTION 1. ASSIGNMENT AND ACCEPTANCE OF ASSIGNED INTEREST. As of the Effective Date (as defined in SECTION 9), the Assignor hereby sells, transfers, conveys and assigns (without recourse and, except as set forth herein, representation or warranty) (collectively, the "ASSIGNMENT") to the Assignee all of the Assignor's right, title and interest in and to the Interest and of its rights under the Operating Agreement, including, without limitation, all its (a) rights to receive moneys due and to become due under or pursuant to the Operating Agreement, (b) rights to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Operating Agreement, (c) claims for damages arising out of or for breach of or default under the Operating Agreement, and (d) rights to perform thereunder and to compel performance, and otherwise exercise all rights and remedies thereunder. The percentage interest of the Assignor's right, title and interest in the Interest and of the Assignor's rights under the Operating Agreement that are being assigned to the Assignee pursuant to this Agreement are hereinafter referred to as the "ASSIGNED INTEREST". The Assignee, upon the execution of this Assignment, hereby accepts from the Assignor the Assigned Interest and agrees to become a successor member of the Company in the place and stead of the Assignor to the extent of the Assigned Interest and to be bound by the terms and provisions of the Operating Agreement.

     SECTION 2. CAPITAL ACCOUNT. On or prior to the Effective Date, the Assignee shall notify each of the other members in the Company required to be so notified under the terms of the Operating Agreement and thereafter, the portion of all profits and losses, and all other items of income, gain, loss, deduction or credit, allocable to the Assigned Interest shall be credited or charged, as the case may be, to the Assignee and the Assignee shall be entitled to the portion of all distributions, payments or other allocations payable in respect of the Assigned Interest, regardless of the source of such distributions, payments or other allocations or the date on which they were earned.

     SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE ASSIGNOR. The Assignor represents to Lender, as of the date of this Assignment, and to Lender and the Assignee as of the Effective Date, that:

            (a) This Assignment has been duly executed and delivered by the Assignor and is a valid and binding obligation of the Assignor, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally, and general principles of equity; and

            (b) The Assignor is the sole owner of the Assigned Interest free and clear of any liens, except for the liens created by the Pledge Agreement.

     SECTION 4. FILINGS. On or as soon as practicable after the Effective Date, the Assignee shall file and record or cause to be filed and recorded with all proper offices or agencies all documents and instruments required to effect the terms herein, if any, including, without limitation, (a) this Assignment and (b) any limited liability company and assumed or fictitious name certificate or certificates and any amendments thereto.

     SECTION 5. FUTURE ASSURANCES. Each of the Assignor and the Assignee mutually agrees to cooperate at all times from and after the date hereof with respect to any of the matters described herein, and to execute such further deeds, bills of sale, assignments, releases, assumptions, notifications or other documents as may be reasonably requested for the purpose of giving effect to, evidencing or giving notice of the assignment evidenced hereby.

     SECTION 6. SUCCESSORS AND ASSIGNS. This Assignment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

     SECTION 7. MODIFICATION AND WAIVER. No supplement, modification, waiver or termination of this Assignment or any provisions hereof shall be binding unless executed in writing by all parties hereto and the original of such writing has been delivered to Assignee.

     SECTION 8. COUNTERPARTS. Any number of counterparts of this Assignment may be executed. Each counterpart will be deemed to be an original instrument and all counterparts taken together will constitute one agreement. Delivery of an executed counterpart of a signature page to this Assignment by telecopier shall be as effective as delivery of a manually executed counterpart of this Assignment.

     SECTION 9. EXECUTION; EFFECTIVE DATE. This Assignment will be binding and effective and will result in the assignment of the Assigned Interest on the date first written above (the "EFFECTIVE DATE").

     SECTION 10. GOVERNING LAW. This Assignment will be governed by the laws of the State of New York.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed and delivered.

                                             ASSIGNOR

                                             LAUGHLIN HOLDINGS LLC, a
                                             Delaware limited liability company


                                             By:
                                                 ------------------------------
                                                 Name:
                                                 Title:

                                             ASSIGNEE

                                             ----------------------------


                                             By:
                                                ------------------------------
                                                Name:
                                                Title: